Exhibit 99.1

WhiteHorse Finance, Inc. Announces First Quarter 2023 Earnings Results and Increases Quarterly Distribution to $0.37 Per Share and Introduces Quarterly Variable Supplemental Dividend Policy

NEW YORK, May 9, 2023 /PRNewswire/ -- WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the quarter ended March 31, 2023. In addition, the Company’s board of directors has declared a distribution of $0.37 per share with respect to the quarter ending March 31, 2023. The distribution will be payable on July 5, 2023 to stockholders of record as of June 21, 2023. Going forward, in addition to a quarterly base distribution of $0.37 per share, the Company’s board of directors expects to also declare, when applicable, a formula-based quarterly variable supplemental dividend in an amount to be determined each quarter.

First Quarter 2023 Summary Highlights

●Net Asset Value of $330.0 million, or $14.20 per share
●Investment portfolio(1) totaling $749.2 million
●STRS JV investment portfolio totaling $308.9 million
●Gross investment deployments(2) of $34.1 million for the first quarter, including new originations of $18.8 million and $15.3 million of fundings for add-ons to existing investments
●Net investment income of $10.7 million, or $0.461 per share
●Core net investment income of $10.7 million, or $0.461 per share(3)
●First quarter distributions of $0.425 per share, including special distribution of $0.07 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer, commented, “I am pleased to report WhiteHorse recorded another strong quarter with core net investment income well above our dividend. Given the increase in base rates and the corresponding increase in our portfolio’s earning power, the Company’s board of directors has elected to increase the BDC’s regular dividend to $0.37 per share and to also introduce a variable supplemental dividend. This new dividend policy will allow WhiteHorse Finance to maximize distributions to shareholders while preserving the stability of our Net Asset Value, a factor we believe to be an important driver of shareholder economics over time. Barring circumstances that are currently unforeseen, management is confident in the ability to reliably earn the revised dividend on an annual basis. While some assets were marked down during the quarter, we have always underwritten at very conservative levels and factored in downside scenarios. As demonstrated by our successful exit from a formerly troubled asset subsequent to the end of the quarter, we are also well-positioned to help troubled credits navigate challenging market environments with the support of our sponsor, H.I.G. Capital, and its restructuring and private equity expertise. The current market environment continues to offer exceptionally attractive terms, and we are being cautious in the face of a weakening economy and remain focused on credits with compelling risk return characteristics. WhiteHorse is equipped to take advantage of the current lender friendly market conditions as our pipeline activity remains high, and our three-tier architecture continues to provide the BDC differentiated sourcing capabilities. The strength of the pipeline enables us to be highly selective, giving us confidence in the BDC’s ability to consistently generate sustainable earnings to cover our increased regular dividend and maximize shareholder returns through incremental dividends.”

Portfolio and Investment Activity

As of March 31, 2023, the fair value of WhiteHorse Finance’s investment portfolio was $749.2 million, compared with $760.2 million as of December 31, 2022. The portfolio as of March 31, 2023 consisted of 116 positions across 70 companies with a weighted average effective yield of 13.2% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV (as defined below)) was $7.2 million with the overall portfolio comprised of approximately 81.2% first lien secured loans, 2.6% second lien secured loans, 2.8% equity and 13.4% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the London Interbank Offered Rate or Secured Overnight Financing Rate) with fixed rate securities representing only 0.4% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended March 31, 2023, WhiteHorse Finance made investments in three new portfolio companies for a total of $18.8 million, added a total of $15.3 million to existing portfolio companies, and made net fundings of $0.7 million to revolver loans. Proceeds from sales and repayments totaled approximately $19.3 million for the three months ended March 31, 2023, driven by one full realization in True Blue Car Wash, LLC.

In addition to the transactions discussed above, during the three months ended March 31, 2023, WhiteHorse Finance transferred assets comprised of three new portfolio companies and four add-on investments, totaling $25.9 million to STRS JV in exchange for cash proceeds.

WHF STRS Ohio Senior Loan Fund LLC

As of March 31, 2023, STRS JV’s portfolio totaled $308.9 million, consisted of 30 portfolio companies and had a weighted average effective yield of 11.8% on its portfolio.

Results of Operations

For the three months ended March 31, 2023, the Company’s net investment income was approximately $10.7 million, compared with approximately $8.5 million for the same period in the prior year, representing an increase of approximately 25.9%. The increase in net investment income for the year-over-year period was primarily attributable to higher investment income from interest income and STRS JV due to an increase in base rates. This was partially offset by an increase in interest expense, due to higher base rates, and higher incentive fee due to higher pre-incentive fee net investment income in the current period, slightly offset by a reversal of capital gains incentive fee accrual for the three months ended March 31, 2022. For the three months ended March 31, 2023, the Company’s investment in STRS JV generated an annualized, gross investment yield of approximately 16.1%.

For the three months ended March 31, 2023, core net investment income(3) was $10.7 million, or $0.461 per share, compared with $7.9 million, or $0.344 per share for the same period in the prior year.

For the three months ended March 31, 2023, WhiteHorse Finance reported a net realized and unrealized loss on investments and foreign currency transactions of $3.2 million. This compares with the three months ended March 31, 2021 net realized and unrealized loss on investments and foreign currency transactions of $2.8 million. The decrease for the year-over-year period was primarily attributable to markdowns on the portfolio in the current quarter.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $7.5 million for the three months ended March 31, 2023, which compares with a net increase of $5.7 million for the three months ended March 31, 2022.

WhiteHorse Finance’s net asset value was $330.0 million, or $14.20 per share, as of March 31, 2023, compared with $332.4 million, or $14.30 per share, as of December 31, 2022.

Liquidity and Capital Resources

As of March 31, 2023, WhiteHorse Finance had cash and cash equivalents of $22.2 million, compared with $26.3 million as of December 31, 2022, inclusive of restricted cash. As of March 31, 2023, the Company also had $97.0 million of undrawn capacity under its revolving credit facility.

Distributions

The Company's board of directors has declared a distribution of $0.37 per share with respect to the quarter ending March 31, 2023. The distributions will be payable on July 5, 2023 to stockholders of record as of June 21, 2023. Going forward, in addition to a quarterly base distribution of $0.37 per share, the Company’s board of directors expects to also declare, when applicable, a formula-based quarterly variable supplemental dividend in an amount to be determined each quarter.

On March 2, 2023, the Company declared a distribution of $0.355 per share for the quarter ended March 31, 2023, consistent with distributions declared for the forty-second consecutive quarter since the Company’s initial public offering. Additionally, on March 2, 2023, a special distribution of $0.07 per share was declared for the quarter ended March 31, 2023. These distributions were paid on March 24, 2023 to stockholders of record as of April 4, 2023.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company’s periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter results for the period ended March 31, 2023 at 1:00 p.m. ET on Tuesday, March 9, 2023. To access the teleconference, please dial 800-274-8461 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #WHFQ123. Investors may also access the call on the investor relations portion of the Company’s website www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through March 16, 2023. The teleconference replay can be accessed by dialing 800-938-1602 (domestic and international). A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $55 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $100.3 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses for the quarters ended March 31, 2023 and March 31, 2022.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended March 31, 2023 and March 31, 2022 (in thousands, except per share data):

	March 31, 2023		March 31, 2022
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$10,704	$0.461	$8,539	$0.368
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	-	-	(566)	(0.024)
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$10,704	$0.461	$7,973	$0.344

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	March 31, 2023	December 31, 2022
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$623,927	$650,535
Non-controlled affiliate company investments	12,098	9,533
Controlled affiliate company investments	113,198	100,160
Total investments, at fair value (amortized cost $774,944 and $782,429, respectively)	749,223	760,228
Cash and cash equivalents	11,748	9,508
Restricted cash and cash equivalents	9,921	14,683
Restricted foreign currency (cost of $583 and $2,066, respectively)	579	2,073
Interest and dividend receivable	7,501	7,814
Amounts receivable on unsettled investment transactions	343	283
Escrow receivable	711	711
Prepaid expenses and other receivables	989	1,174
Unrealized appreciation on foreign currency forward contracts	3	—
Total assets	$781,018	$796,474

Liabilities
Debt (net of unamortized debt issuance costs of $4,327 and $4,718, respectively)	$423,663	$440,427
Distributions payable	9,878	8,251
Management fees payable	3,711	3,860
Incentive fees payable	7,603	5,618
Interest payable	4,085	2,774
Accounts payable and accrued expenses	1,400	2,329
Advances received from unfunded credit facilities	663	825
Unrealized depreciation on foreign currency forward contracts	—	3
Total liabilities	451,003	464,087

Commitments and contingencies

Net assets
Common stock, 23,243,088 and 23,243,088 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	23	23
Paid-in capital in excess of par	339,240	339,240
Accumulated earnings (losses)	(9,248)	(6,876)
Total net assets	330,015	332,387
Total liabilities and total net assets	$781,018	$796,474
Number of shares outstanding	23,243,088	23,243,088
Net asset value per share	$14.20	$14.30

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended March 31,
	2023	2022
Investment income
From non-controlled/non-affiliate company investments
Interest income	$19,621	$16,209
Payment-in-kind income	1,232	532
Fee income	1,033	462
Dividend income	15	89
From non-controlled affiliate company investments
Interest income	—	10
Payment-in-kind income	(49)	50
Dividend income	84	131
From controlled affiliate company investments
Interest income	2,210	1,127
Payment-in-kind income	412	—
Dividend income	1,606	1,424
Total investment income	26,164	20,034
Expenses
Interest expense	7,525	4,774
Base management fees	3,711	3,952
Performance-based incentive fees	2,676	1,427
Administrative service fees	171	171
General and administrative expenses	1,127	947
Total expenses	15,210	11,271
Net investment income before excise tax	10,954	8,763
Excise tax	250	224
Net investment income after excise tax	10,704	8,539

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	331	(18,184)
Foreign currency transactions	361	(281)
Foreign currency forward contracts	(7)	—
Net realized gains (losses)	685	(18,465)
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(2,097)	17,117
Non-controlled affiliate company investments	(1,500)	(1,621)
Controlled affiliate company investments	79	169
Translation of assets and liabilities in foreign currencies	(371)	(28)
Foreign currency forward contracts	6	(4)
Net change in unrealized appreciation (depreciation)	(3,883)	15,633
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(3,198)	(2,832)
Net increase in net assets resulting from operations	$7,506	$5,707

Per Common Share Data
Basic and diluted earnings per common share	$0.32	$0.25
Dividends and distributions declared per common share	$0.43	$0.36
Basic and diluted weighted average common shares outstanding	23,243,088	23,190,656

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Debt Investments
Advertising
I&I Sales Group, LLC (d/b/a Avision Sales Group)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	6.75%	11.80%	02/10/23	12/15/26	1,760	$1,709	$1,709	0.52%
									1,709	1,709	0.52
Air Freight & Logistics
Gulf Winds International Acquisition LLC (d/b/a Gulf Winds International, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.00%	11.84%	12/16/22	12/18/28	4,841	4,703	4,704	1.43
Gulf Winds International Acquisition LLC (d/b/a Gulf Winds International, Inc.)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	11.84%	12/16/22	12/18/28	—	—	—	—
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)	First Lien Secured Term Loan	1.00%	LIBOR	6.25%	11.03%	07/12/21	07/12/26	11,102	10,957	10,764	3.26
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	LIBOR	6.25%	11.09%	07/12/21	07/12/26	315	311	290	0.09
									15,971	15,758	4.78
Alternative Carriers
Patagonia Holdco LLC (d/b/a Lumen LATAM)	First Lien Secured Term Loan	0.50%	SOFR	5.75%	10.47%	08/05/22	08/01/29	14,552	12,167	12,118	3.67
									12,167	12,118	3.67
Application Software
Atlas Purchaser, Inc. (d/b/a Aspect Software, Inc.)	First Lien Secured Term Loan	0.75%	LIBOR	5.25%	10.39%	08/29/22	05/08/28	3,090	2,627	2,455	0.74
Atlas Purchaser, Inc. (d/b/a Aspect Software, Inc.)	Second Lien Secured Term Loan	0.75%	LIBOR	9.00%	14.20%	05/03/21	05/07/29	15,000	14,656	11,253	3.41
MBS Highway, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.50%	11.92%	10/13/22	10/13/27	9,453	9,238	9,233	2.80
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.00%	06/14/19	12/29/23	3,172	3,170	3,074	0.93
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	11.95%	06/14/19	12/29/23	267	267	258	0.08
UserZoom Technologies, Inc. (d/b/a UserZoom, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.13%	01/12/23	04/05/29	9,819	9,535	9,535	2.88
									39,493	35,808	10.84
Asset Management & Custody Banks
JZ Capital Partners Ltd.⁽⁴⁾⁽⁵⁾⁽²²⁾	First Lien Secured Term Loan	1.00%	LIBOR	7.00%	11.82%	01/26/22	01/26/27	10,286	10,128	10,185	3.09
JZ Capital Partners Ltd.⁽⁴⁾⁽⁵⁾⁽⁷⁾⁽²²⁾	First Lien Secured Delayed Draw Loan	1.00%	LIBOR	7.00%	11.82%	01/26/22	01/26/27	—	—	32	0.01
									10,128	10,217	3.10
Automotive Retail
Team Car Care Holdings, LLC (Heartland Auto)⁽¹²⁾	First Lien Secured Term Loan	1.00%	Base Rate	7.48%	12.35%	02/16/18	06/28/24	14,133	14,090	14,133	4.28
									14,090	14,133	4.28
Broadcasting
Coastal Television Broadcasting Group LLC	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.33%	12/30/21	12/30/26	7,727	7,611	7,485	2.27
Coastal Television Broadcasting Group LLC(7)	First Lien Secured Revolving Loan	1.00%	SOFR	6.50%	11.33%	12/30/21	12/30/26	—	—	(5)	—
									7,611	7,480	2.27
Broadline Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Term Loan	1.50%	LIBOR	10.00%	14.84% (12.84% Cash + 2.00% PIK)	08/28/20	08/28/25	12,741	12,588	12,553	3.80
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Delayed Draw Loan	1.50%	LIBOR	10.00%	14.84% (12.84% Cash + 2.00% PIK)	12/02/21	08/28/25	2,597	2,565	2,559	0.78
Luxury Brand Holdings, Inc. (d/b/a Ross-Simons, Inc.)	First Lien Secured Term Loan	1.00%	LIBOR	6.50%	11.33%	12/04/20	06/04/26	5,280	5,219	5,246	1.59
Potpourri Group, Inc.	First Lien Secured Term Loan	1.50%	LIBOR	8.25%	12.97%	07/03/19	07/03/24	14,090	14,011	14,090	4.27
									34,383	34,448	10.44
Building Products
PFB Holdco, Inc. (d/b/a PFB Corporation)⁽¹³⁾	First Lien Secured Term Loan	1.00%	CDOR	6.00%	10.92%	12/17/21	12/17/26	8,912	6,868	6,489	1.96
PFB Holdco, Inc. (d/b/a PFB Corporation)⁽⁷⁾⁽¹³⁾	First Lien Secured Revolving Loan	1.00%	CDOR	6.00%	10.92%	12/17/21	12/17/26	—	—	—	—
PFB Holdco, Inc. (d/b/a PFB Corporation)	First Lien Secured Term Loan	1.00%	LIBOR	6.00%	10.70%	12/17/21	12/17/26	2,171	2,138	2,146	0.65
PFB Holdco, Inc. (d/b/a PFB Corporation)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	LIBOR	6.00%	10.70%	12/17/21	12/17/26	—	—	1	—
Trimlite Buyer LLC (d/b/a Trimlite LLC)⁽⁵⁾⁽¹³⁾⁽²³⁾	First Lien Secured Term Loan	1.00%	CDOR	6.00%	11.02%	07/27/21	07/27/26	20,584	16,177	15,000	4.55
									25,183	23,636	7.16

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Cable & Satellite
Bulk Midco, LLC	First Lien Secured Term Loan	1.00%	LIBOR	7.50%	12.34% (11.34% Cash + 1.00% PIK)	10/28/22	06/10/24	19,202	$19,119	$18,621	5.64%
Bulk Midco, LLC	First Lien Secured Revolving Loan	1.00%	LIBOR	7.50%	12.34% (11.34% Cash + 1.00% PIK)	10/28/22	06/10/24	2,000	1,970	1,940	0.59
									21,089	20,561	6.23
Commodity Chemicals
FGI Acquisition Corp. (d/b/a Flexitallic Group SAS)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.55%	10/28/19	10/29/26	16,319	15,800	15,875	4.81
US Methanol Midco LLC (d/b/a US Methanol LLC)⁽²⁴⁾	First Lien Secured Term Loan	1.00%	SOFR	7.75%	12.61% PIK	12/20/22	12/20/27	4,813	4,703	4,698	1.42
US Methanol Midco LLC (d/b/a US Methanol LLC)⁽⁴⁾⁽⁷⁾⁽²⁴⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.75%	12.61% PIK	12/20/22	12/20/27	—	—	(113)	(0.03)
									20,503	20,460	6.20
Construction Materials
Claridge Products and Equipment, LLC	First Lien Secured Term Loan	1.00%	LIBOR	6.50%	11.66%	12/30/20	12/29/25	7,079	7,001	6,794	2.06
Claridge Products and Equipment, LLC(7)(12)	First Lien Secured Revolving Loan	1.00%	Base Rate	5.88%	12.83%	12/30/20	12/29/25	912	905	873	0.26
									7,906	7,667	2.32
Data Processing & Outsourced Services
Future Payment Technologies, L.P.	First Lien Secured Term Loan	1.00%	LIBOR	8.25%	12.91%	12/23/16	06/07/24	22,599	22,478	22,487	6.81
									22,478	22,487	6.81
Distributors
Foodservices Brand Group, LLC (d/b/a Crown Brands Group)	First Lien Secured Term Loan	1.00%	SOFR	8.00%	12.80%	11/22/22	12/09/25	357	357	324	0.10
Foodservices Brand Group, LLC (d/b/a Crown Brands Group)⁽¹⁹⁾	Second Lien Secured Term Loan	1.50%	SOFR	6.50%	11.41%	11/22/22	01/08/26	5,171	5,113	3,670	1.11
									5,470	3,994	1.21
Diversified Chemicals
Manchester Acquisition Sub LLC (d/b/a Draslovka Holding AS)	First Lien Secured Term Loan	0.75%	SOFR	5.75%	10.81%	11/16/21	12/01/26	7,900	7,580	6,948	2.11
Pressurized Holdings, LLC (f/k/a Starco)⁽⁶⁾⁽²⁷⁾	First Lien Secured Term Loan	1.00%	SOFR	7.75%	12.49% PIK	03/16/23	03/16/27	2,694	2,694	2,401	0.73
Sklar Holdings, Inc. (d/b/a Starco)	First Lien Secured Term Loan	1.00%	Prime	8.75%	16.75% PIK	11/13/19	05/13/23	4,654	4,615	4,146	1.26
									14,889	13,495	4.10
Diversified Support Services
NNA Services, LLC	First Lien Secured Term Loan	1.00%	LIBOR	6.75%	11.91%	08/27/21	08/27/26	9,635	9,553	9,256	2.80
									9,553	9,256	2.80
Drug Retail
Maxor Acquisition, Inc. (d/b/a Maxor National Pharmacy Services, LLC)	First Lien Secured Term Loan	1.00%	SOFR	6.75%	11.91%	03/01/23	03/01/29	5,515	5,352	5,352	1.62
Maxor Acquisition, Inc. (d/b/a Maxor National Pharmacy Services, LLC)(7)	First Lien Secured Revolving Loan	1.00%	SOFR	6.75%	11.77%	03/01/23	03/01/29	291	282	282	0.09
									5,634	5,634	1.71
Education Services
EducationDynamics, LLC	First Lien Secured Term Loan	1.00%	LIBOR	7.00%	11.84% (11.34% Cash + 0.50% PIK)	09/15/21	09/15/26	12,986	12,808	12,591	3.81
EducationDynamics, LLC(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	LIBOR	7.00%	11.84% (11.34% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	(28)	(0.01)
EducationDynamics, LLC(7)	First Lien Secured Revolving Loan	1.00%	LIBOR	7.00%	11.84% (11.34% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	(20)	(0.01)
EducationDynamics, LLC(4)	Subordinated Unsecured Term Loan	N/A	N/A	4.00%	4.00%	09/15/21	03/15/27	167	167	167	0.05
									12,975	12,710	3.84
Electric Utilities
CleanChoice Energy, Inc.	First Lien Secured Term Loan	1.00%	LIBOR	7.58%	12.40%	10/12/21	10/12/26	15,955	15,651	15,716	4.76
									15,651	15,716	4.76

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Environmental & Facilities Services
Industrial Specialty Services USA LLC	First Lien Secured Term Loan	1.00%	SOFR	6.75%	11.80%	12/31/21	12/31/26	11,857	$11,679	$11,514	3.49%
									11,679	11,514	3.49
Health Care Facilities
Bridgepoint Healthcare, LLC	First Lien Secured Term Loan	1.00%	LIBOR	7.75%	12.46%	10/05/21	10/05/26	10,284	10,139	10,022	3.04
Bridgepoint Healthcare, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	LIBOR	7.75%	12.46%	10/05/21	10/05/26	—	—	(15)	—
Bridgepoint Healthcare, LLC(7)	First Lien Secured Revolving Loan	1.00%	LIBOR	7.75%	12.46%	10/05/21	10/05/26	—	—	(18)	(0.01)
									10,139	9,989	3.03
Health Care Services
Lab Logistics, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.25%	12.12%	10/16/19	09/25/23	5,475	5,448	5,475	1.66
Lab Logistics, LLC	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.25%	12.11%	10/16/19	09/25/23	5,118	5,114	5,118	1.55
PG Dental New Jersey Parent, LLC	First Lien Secured Term Loan	1.00%	LIBOR	9.75%	14.43% (12.93% Cash + 1.50% PIK)	11/25/20	11/25/25	13,525	13,369	12,707	3.85
PG Dental New Jersey Parent, LLC(7)	First Lien Secured Revolving Loan	1.00%	LIBOR	9.75%	14.43% (12.93% Cash + 1.50% PIK)	11/25/20	11/25/25	352	348	313	0.09
									24,279	23,613	7.15
Health Care Supplies
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)	First Lien Secured Term Loan	0.75%	LIBOR	7.50%	12.67%	02/23/22	02/23/28	21,518	21,079	20,223	6.13
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)⁽⁷⁾⁽¹²⁾	First Lien Secured Revolving Loan	0.75%	Base Rate	6.19%	13.99%	02/23/22	02/23/28	2,151	2,107	2,017	0.61
									23,186	22,240	6.74
Heavy Electrical Equipment
Power Service Group CR Acquisition Inc. (d/b/a Power Plant Services)	First Lien Secured Term Loan	1.00%	LIBOR	6.25%	11.41%	06/25/21	06/25/26	14,094	13,901	13,788	4.18
Power Service Group CR Acquisition Inc. (d/b/a Power Plant Services)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	LIBOR	6.25%	11.41%	07/11/22	06/25/26	—	—	(28)	(0.01)
Power Service Group CR Acquisition Inc. (d/b/a Power Plant Services)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	LIBOR	6.25%	11.41%	06/25/21	06/25/24	627	622	579	0.18
									14,523	14,339	4.35
Home Furnishings
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)	First Lien Secured Term Loan	1.00%	LIBOR	6.50%	11.30%	10/12/21	10/12/26	20,774	20,478	20,247	6.14
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	6.50%	11.43%	10/12/21	10/12/26	794	783	753	0.23
Hollander Intermediate LLC (d/b/a Hollander Sleep Products, LLC)	First Lien Secured Term Loan	2.00%	SOFR	8.75%	13.67%	09/19/22	09/21/26	4,830	4,793	4,340	1.32
									26,054	25,340	7.69
Household Appliances
Token Buyer, Inc. (d/b/a Therm-O-Disc, Inc.)	First Lien Secured Term Loan	0.50%	SOFR	6.00%	10.91%	05/26/22	05/31/29	7,196	6,684	6,498	1.97
									6,684	6,498	1.97
Household Products
The Kyjen Company, LLC (d/b/a Outward Hound)	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.64% (12.14% Cash + 0.50% PIK)	04/05/21	04/05/26	11,320	11,218	10,393	3.15
The Kyjen Company, LLC (d/b/a Outward Hound)	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	12.64% (12.14% Cash + 0.50% PIK)	04/05/21	04/05/26	798	791	722	0.22
									12,009	11,115	3.37
Industrial Machinery & Supplies & Components
Project Castle, Inc. (d/b/a Material Handling Systems, Inc.)⁽¹²⁾	First Lien Secured Term Loan	0.50%	Base Rate	4.56%	12.60%	06/09/22	06/01/29	8,334	7,547	7,119	2.16
									7,547	7,119	2.16
Interactive Media & Services
MSI Information Services, Inc.	First Lien Secured Term Loan	1.00%	SOFR	7.75%	12.66%	04/25/22	04/24/26	7,652	7,535	7,492	2.27
MSI Information Services, Inc.(7)	First Lien Secured Revolving Loan	1.00%	Prime	6.75%	14.75%	04/25/22	04/24/26	300	295	290	0.09
									7,830	7,782	2.36

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Investment Banking & Brokerage
JVMC Holdings Corp. (fka RJO Holdings Corp)	First Lien Secured Term Loan	1.00%	LIBOR	6.50%	11.34%	02/28/19	02/28/24	11,643	$11,622	$11,643	3.53%
									11,622	11,643	3.53
IT Consulting & Other Services
ATSG, Inc.	First Lien Secured Term Loan	1.00%	LIBOR	6.50%	11.37%	11/12/21	11/12/26	3,821	3,766	3,739	1.13
									3,766	3,739	1.13
Leisure Facilities
Honors Holdings, LLC (d/b/a Orange Theory)⁽¹⁵⁾⁽¹⁶⁾	First Lien Secured Term Loan	1.00%	SOFR	6.97%	11.98%	09/06/19	09/06/24	9,440	9,351	9,297	2.82
Honors Holdings, LLC (d/b/a Orange Theory)⁽¹⁵⁾⁽¹⁶⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	6.92%	11.93%	09/06/19	09/06/24	4,649	4,623	4,579	1.39
Lift Brands, Inc.	First Lien Secured Term Loan A	1.00%	SOFR	7.50%	12.41%	06/29/20	06/29/25	5,560	5,521	5,532	1.68
Lift Brands, Inc.	First Lien Secured Term Loan B	N/A	N/A	9.50%	9.50% PIK	06/29/20	06/29/25	1,351	1,338	1,287	0.39
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)⁽⁹⁾	First Lien Secured Term Loan C	N/A	N/A	9.50%	9.50% PIK	06/29/20	N/A	1,268	1,265	1,240	0.38
									22,098	21,935	6.66
Leisure Products
Playmonster Group LLC(6)(20)	Priority First Lien Secured Term Loan	1.00%	LIBOR	6.75%	11.64% PIK	12/09/22	06/08/26	929	903	902	0.27
Playmonster Group LLC⁽⁶⁾⁽²⁰⁾⁽²⁵⁾	First Lien Secured Term Loan	1.00%	LIBOR	9.00%	13.82% PIK	01/24/22	06/08/26	3,799	3,661	2,661	0.81
Leviathan Intermediate Holdco, LLC	First Lien Secured Term Loan	1.50%	SOFR	7.50%	12.54%	12/27/22	12/27/27	10,424	10,127	10,136	3.07
Leviathan Intermediate Holdco, LLC⁽⁷⁾	First Lien Secured Revolving Loan	1.50%	SOFR	7.50%	12.54%	12/27/22	12/27/27	76	74	74	0.02
									14,765	13,773	4.17
Life Sciences Tools & Services
LSCS Holdings, Inc. (d/b/a Eversana Life Science Services, LLC)	Second Lien Secured Term Loan	0.50%	LIBOR	8.00%	12.84%	11/23/21	12/16/29	5,000	4,937	4,850	1.47
									4,937	4,850	1.47
Office Services & Supplies
American Crafts, LC⁽¹⁴⁾⁽²⁶⁾	Priority First Lien Secured Term Loan	1.00%	SOFR	8.50%	13.36% PIK	12/22/22	05/28/26	4,581	4,581	4,581	1.39
American Crafts, LC⁽¹⁴⁾⁽²⁶⁾	First Lien Secured Term Loan	1.00%	SOFR	8.50%	13.36% PIK	05/28/21	05/28/26	8,479	8,403	7,110	2.15
American Crafts, LC⁽¹⁴⁾⁽²⁶⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	8.50%	13.36% PIK	10/01/22	05/28/26	1,424	1,404	1,194	0.36
Empire Office, Inc.	First Lien Secured Term Loan	1.50%	LIBOR	6.75%	11.59%	04/12/19	04/12/24	11,594	11,532	11,487	3.48
Empire Office, Inc.	First Lien Secured Delayed Draw Loan	1.50%	LIBOR	6.75%	11.59%	08/17/21	04/12/24	4,741	4,698	4,697	1.42
									30,618	29,069	8.80
Packaged Foods & Meats
Lenny & Larry's, LLC⁽¹⁵⁾⁽¹⁷⁾	First Lien Secured Term Loan	1.00%	SOFR	7.76%	12.67% (11.54% Cash + 1.13% PIK)	05/15/18	05/15/23	11,418	11,413	11,142	3.38
									11,413	11,142	3.38
Personal Care Products
Inspired Beauty Brands, Inc.	First Lien Secured Term Loan	1.00%	LIBOR	7.00%	11.86%	12/30/20	12/30/25	11,362	11,237	11,082	3.36
Inspired Beauty Brands, Inc.(7)	First Lien Secured Revolving Loan	1.00%	LIBOR	7.00%	11.81%	12/30/20	12/30/25	88	87	80	0.02
									11,324	11,162	3.38
Real Estate Development
StoicLane MidCo, LLC (d/b/a StoicLane Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.35%	11/04/22	11/04/27	4,641	4,535	4,551	1.38
StoicLane MidCo, LLC (d/b/a StoicLane Inc.)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.50%	12.36%	11/04/22	11/04/27	5,587	5,491	5,463	1.66
									10,026	10,014	3.04
Real Estate Operating Companies
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.41%	12/02/22	12/02/27	5,144	5,000	5,000	1.52
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.50%	12.37%	12/02/22	12/02/27	193	190	163	0.05
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.50%	12.33%	12/02/22	12/02/27	387	377	377	0.11
									5,567	5,540	1.68
Research & Consulting Services
Aeyon LLC⁽¹⁵⁾	First Lien Secured Term Loan	1.00%	SOFR	8.88%	13.62%	02/10/22	02/10/27	8,888	8,750	8,661	2.62
ALM Media, LLC	First Lien Secured Term Loan	1.00%	LIBOR	6.00%	11.16%	11/25/19	11/25/24	13,191	13,103	13,113	3.97
									21,853	21,774	6.59

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Specialized Consumer Services
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)	First Lien Secured Term Loan	1.00%	LIBOR	6.50%	11.34%	11/16/21	11/16/27	11,765	$11,584	$11,319	3.43%
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)⁽⁴⁾⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	LIBOR	6.50%	11.34%	11/16/21	11/16/27	—	—	(91)	(0.03)
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)	First Lien Secured Term Loan	1.00%	LIBOR	6.50%	11.66%	09/30/21	09/30/26	11,492	11,331	11,492	3.48
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	LIBOR	6.50%	11.66%	09/30/21	09/30/26	—	—	10	—
									22,915	22,730	6.88
Specialized Finance
WHF STRS Ohio Senior Loan Fund LLC(4)(5)(7)(9)(14)(28)	Subordinated Note	N/A	LIBOR	6.50%	11.17%	07/19/19	N/A	80,000	80,000	80,000	24.24
									80,000	80,000	24.24
Systems Software
Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.41% (8.66% Cash + 3.75% PIK)	03/16/21	03/16/27	19,811	19,557	17,468	5.29
									19,557	17,468	5.29
Technology Hardware, Storage & Peripherals
Telestream Holdings Corporation	First Lien Secured Term Loan	1.00%	SOFR	9.75%	14.66%	10/15/20	10/15/25	15,884	15,621	15,810	4.79
Telestream Holdings Corporation(7)	First Lien Secured Revolving Loan	1.00%	SOFR	9.75%	14.63%	10/15/20	10/15/25	932	917	932	0.28
									16,538	16,742	5.07

Total Debt Investments									$727,812	$708,417	214.66%

Equity Investments(21)
Advertising
Avision Holdings, LLC (d/b/a Avision Sales Group)⁽⁴⁾	Class A LLC Interests	N/A	N/A	N/A	N/A	12/15/21	N/A	208	$258	$144	0.04%
									258	144	0.04
Air Freight & Logistics
Motivational CIV, LLC (d/b/a Motivational Fulfillment)⁽⁴⁾	Class B Units	N/A	N/A	N/A	N/A	07/12/21	N/A	1,250	1,250	451	0.14
									1,250	451	0.14
Broadline Retail
BBQ Buyer, LLC (d/b/a BBQGuys)⁽⁴⁾	Shares	N/A	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	1,266	0.38
Ross-Simons Topco, LP (d/b/a Ross-Simons, Inc.)⁽⁴⁾	Preferred Units	N/A	N/A	8.00%	8.00% PIK	12/04/20	N/A	600	514	776	0.24
									1,614	2,042	0.62
Building Products
PFB Holding Company, LLC (d/b/a PFB Corporation)⁽⁴⁾⁽¹³⁾	Class A Units	N/A	N/A	N/A	N/A	12/17/21	N/A	1	423	869	0.26
									423	869	0.26
Diversified Chemicals
Pressurized Holdings, LLC (f/k/a Starco)⁽⁴⁾⁽⁶⁾⁽²⁷⁾	Common Units	N/A	N/A	N/A	N/A	03/16/23	N/A	—	—	—	—
Pressurized Holdings, LLC (f/k/a Starco)⁽⁴⁾⁽⁶⁾⁽⁸⁾⁽²⁷⁾	Preferred Units	N/A	N/A	N/A	14.00% PIK	03/16/23	N/A	—	645	—	—
									645	—	—
Diversified Financial Services
SFS Global Holding Company (d/b/a Sigue Corporation)⁽⁴⁾	Warrants	N/A	N/A	N/A	N/A	06/28/18	12/28/25	—	—	—	—
Sigue Corporation(4)	Warrants	N/A	N/A	N/A	N/A	06/28/18	12/28/25	22	2,890	3,790	1.15
									2,890	3,790	1.15
Diversified Support Services
Quest Events, LLC(4)	Preferred Units	N/A	N/A	N/A	N/A	12/28/18	12/08/25	348	348	195	0.06
ImageOne Industries, LLC(4)	Common A Units	N/A	N/A	N/A	N/A	09/20/19	N/A	229	4	50	0.02
									352	245	0.08
Education Services
Eddy Acquisitions, LLC (d/b/a EducationDynamics, LLC)⁽⁴⁾	Preferred Units	N/A	N/A	12.00%	12.00%	09/15/21	N/A	167	167	83	0.03
									167	83	0.03

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Environmental & Facilities Services
BPII-JL Group Holdings LP (d/b/a Juniper Landscaping Holdings LLC)⁽⁴⁾	Class A Units	N/A	N/A	N/A	N/A	12/29/21	N/A	83	$825	$641	0.19%
									825	641	0.19
Industrial Machinery & Supplies & Components
BL Products Parent, LP (d/b/a Bishop Lifting Products, Inc.)⁽⁴⁾	Class A Units	N/A	N/A	N/A	N/A	02/01/22	N/A	667	667	500	0.15
									667	500	0.15
Interactive Media & Services
What If Media Group, LLC(4)	Common Units	N/A	N/A	N/A	N/A	07/02/21	N/A	851	851	1,719	0.52
									851	1,719	0.52
Investment Banking & Brokerage
Arcole Holding Corporation⁽⁴⁾⁽⁵⁾⁽⁶⁾⁽¹⁸⁾⁽²³⁾	Shares	N/A	N/A	N/A	N/A	10/01/20	N/A	—	6,944	6,134	1.86
									6,944	6,134	1.86
IT Consulting & Other Services
CX Holdco LLC (d/b/a Cennox Inc.)⁽⁴⁾	Common Units	N/A	N/A	N/A	N/A	05/04/21	N/A	1,068	1,116	1,531	0.46
Keras Holdings, LLC (d/b/a KSM Consulting, LLC)⁽⁴⁾	Shares	N/A	N/A	N/A	N/A	12/31/20	N/A	496	496	346	0.10
									1,612	1,877	0.56
Leisure Facilities
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)⁽⁴⁾	Class A Common Stock	N/A	N/A	N/A	N/A	06/29/20	N/A	2	1,941	182	0.06
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)⁽⁴⁾	Warrants	N/A	N/A	N/A	N/A	06/29/20	06/28/28	1	793	74	0.02
									2,734	256	0.08
Leisure Products
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)⁽⁴⁾⁽⁶⁾⁽⁸⁾⁽²⁰⁾	Preferred Stock	N/A	N/A	14.00%	14.00% PIK	01/24/22	N/A	36	3,600	—	—
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)⁽⁴⁾⁽⁶⁾⁽²⁰⁾	Common Stock	N/A	N/A	N/A	N/A	01/24/22	N/A	72	460	—	—
									4,060	—	—
Office Services & Supplies
American Crafts Holdings, LLC (d/b/a American Crafts, LC)⁽⁴⁾⁽¹⁴⁾⁽²⁶⁾	Warrants	N/A	N/A	N/A	N/A	12/22/22	12/22/32	—	—	—	—
New American Crafts Holdings, LLC (d/b/a American Crafts, LC)⁽⁴⁾⁽¹⁴⁾⁽²⁶⁾	Class A Units	N/A	N/A	N/A	N/A	03/16/23	N/A	1	—	—	—
									—	—	—
Paper & Plastic Packaging Products & Materials
Max Solutions Inc.(4)	Common Stock	N/A	N/A	N/A	N/A	09/29/22	N/A	4	400	327	0.10
									400	327	0.10
Real Estate Operating Companies
Salon Republic Investments LLC (d/b/a Salon Republic, LLC)⁽⁴⁾⁽⁸⁾	Preferred Stock	N/A	N/A	N/A	8.00% PIK	12/02/22	N/A	200	200	200	0.06
Salon Republic Investments LLC (d/b/a Salon Republic, LLC)⁽⁴⁾	Common Stock	N/A	N/A	N/A	N/A	12/02/22	N/A	400	400	264	0.08
									600	464	0.14
Specialized Consumer Services
Camp Facility Services Parent, LLC (d/b/a Camp Construction Services, Inc.)⁽⁴⁾⁽⁸⁾	Preferred Units	N/A	N/A	10.00%	10.00% PIK	11/16/21	N/A	15	840	951	0.29
									840	951	0.29
Specialized Finance
WHF STRS Ohio Senior Loan Fund(4)(5)(7)(14)(28)	LLC Interests	N/A	N/A	N/A	N/A	07/19/19	N/A	20,000	20,000	20,313	6.16
									20,000	20,313	6.16

Total Equity Investments									$47,132	$40,806	12.37%

Total Investments									$774,944	$749,223	227.03%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2023

(in thousands)

Counterparty	Currency to be sold			Currency to be purchased		Settlement date	Unrealized appreciation	Unrealized depreciation
Morgan Stanley	C$	520	CAD	$388	USD	5/5/23	$3	$—
Morgan Stanley		£22	GBP	$27	USD	5/5/23	—	—
Total							$3	$—

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), provide collateral for the Company’s credit facility, and are domiciled in the United States.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), the Secured Overnight Financing Rate (“SOFR” or “SF”), the Canadian Dollar Offered Rate (“CDOR” or “C”), the Sterling Overnight Index Average (“SONIA” or “S”), or the U.S. Prime Rate (“Prime” or “P”) which may reset monthly, quarterly or semiannually.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.
(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 83.1% of total assets as of the date of the consolidated schedule of investments.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of March 31, 2023.
(8)	Preferred equity investment is a non-income producing security.
(9)	Security is perpetual with no defined maturity date.
(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 227.03% of the Company’s net assets or 95.9% of the Company’s total assets, are subject to legal restrictions on sales.
(11)	The fair value of each investment was determined using significant unobservable inputs.
(12)	The investment was comprised of two contracts, which were indexed to different base rates, L or SF and P, respectively. The Floor, Spread Above Index and Interest Rate presented represent the weighted average of both contracts.
(13)	Principal amount is non-USD denominated and is based in Canadian dollars.
(14)	Investment is a controlled affiliate investment as defined by the 1940 Act.
(15)	Investment is structured as a unitranche loan in which the Company may receive additional interest on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.
(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.
(17)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.
(18)	On October 1, 2020, as part of a restructuring agreement between the Company and Arcole Acquisition Corp, the Company’s investments in first lien secured term loans to Arcole Acquisition Corp were converted into common shares of Arcole Holding Corp.
(19)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 1.50% PIK.
(20)	On January 24, 2022, as part of a restructuring agreement between the Company and PlayMonster LLC, the Company’s first lien secured term loan and delayed draw loan investments to PlayMonster LLC were converted into a new first lien secured term loan, preferred stock and common stock of Playmonster Group LLC.
(21)	Ownership of certain equity investments may occur through a holding company or partnership.
(22)	The issuer is domiciled in Guernsey.

(23)	The issuer is domiciled in Canada.
(24)	Investment is structured with a PIK period beginning with the first interest payment date through December 20, 2023, whereby accrued interest due on the loan is capitalized and added to the unpaid principal balance of the loan.
(25)	The investment is on non-accrual status.
(26)	In March 2023, as a result of a restructuring agreement between the Company and American Crafts, LC, the Company’s investments are controlled affiliate investments, as defined by the 1940 Act.
(27)	In March 2023, as part of a restructuring agreement between the Company and Sklar Holdings, Inc (d/b/a Starco), the Company’s first lien secured term loan investment was converted into a new first lien secured term loan, preferred stock and common stock of Pressurized Holdings, LLC (f/k/a Starco).
(28)	On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

Contacts

Stuart Aronson
WhiteHorse Finance, Inc.
212-506-0500
saronson@higwhitehorse.com

or

Joyson Thomas
WhiteHorse Finance, Inc.
305-379-2322
jthomas@higwhitehorse.com

or

Robert Brinberg Rose & Company 212-257-5932 whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.